Exhibit 99.3

SIXTEENTH ADDENDUM TO APPENDIX A OF
FOURTH AMENDED AND RESTATED SERVICE AGREEMENT

This Sixteenth Addendum to Appendix A of that certain Fourth Amended and Restated Service Agreement (the "Addendum") is entered into as of this 31st day of October, 2023, by and between Comenity Bank (“Bank”), a Delaware state bank, with its principal place of business at One Righter Parkway, Suite 100, Wilmington, Delaware 19803 and Comenity Servicing LLC (“Servicer”), a Texas limited liability company with its principal place of business at 3095 Loyalty Circle, Columbus, OH 43219.

RECITALS

WHEREAS, Bank and Servicer entered into that certain Fourth Amended and Restated Service Agreement as of June 1, 2022, (the “Agreement”) to outsource certain services to Servicer; and

WHEREAS, Bank and Servicer desire to modify certain Performance Standards set forth in Exhibit A to the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Bank and Servicer agree as follows:

1. Performance Standards. Bank and Servicer agree to amend the Performance Standards set forth in Appendix A to the Agreement, such that certain Performance Standards are hereby amended, added or deleted as set forth in further detail in Exhibit A hereto.

2. Effective Date: The amendments, additions and deletions to the Performance Standards, as set forth in Exhibit A hereto, shall be effective as of the first day of the month following the month in which this Addendum is executed.

3. Miscellaneous. Capitalized terms not otherwise defined in this Addendum shall have the meanings assigned to them in the Agreement. Other than as set forth above and in Exhibit A hereto, the parties agree that the Agreement, as amended by this Addendum, shall continue in full force and effect. The parties may execute this Addendum in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

Sixteenth Addendum to Appendix A of
Fourth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their authorized officers effective as of the date first written above.

Comenity Bank

By: /s/ Baron Schlachter
Name: Baron Schlachter
Title: Comenity Bank President

Comenity Servicing LLC

By: /s/ Tammy McConnaughey
Name: Tammy McConnaughey
Title: EVP, Chief Credit Risk and Operations Officer

Sixteenth Addendum to Appendix A of
Fourth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

EXHIBIT A

SECTION I: SERVICES AND PERFORMANCE STANDARDS APPLICABLE TO ALL COMENITY BANK PRODUCTS

1.    Amendments and Additions. Set forth below are additional Performance Standards to existing Performance Standards and revisions to existing Service Descriptions and Performance Standards, all of which shall be incorporated into Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Amended/ Added
Data Processing
•    Manage all aspects of processing platform(s), including day to day operation, backups and maintenance, and disaster recovery.
•    Provide a 24 X 7 control center/help desk facility to monitor and manage data processing operations on behalf of Bank.
•    Provide a 24 X 7 control center/help desk facility to monitor and manage data processing operations on behalf of Bank Ensure availability of the Enterprise Data. Warehouse (“EDW”). The EDW is used to compile and store all data generated as part of operations of the bank.
	N/A	N/A	Updated Service Description
	100% Month-End online reports generated by target time	M	Added
	95% Daily online daily reports available by target time	M	Added

Sixteenth Addendum to Appendix A of
Fourth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

Service	Performance Standard	Measuring Period	Amended/ Added
Information Technology Services/Outsourcing
•    Provide Information Technology services, platform, network, including telecommunications through a secure environment, which can be outsourced to third and fourth parties, including but not limited to:
•    Timely Incident Restoration
•    Unix/Linux Server Availability
•    Windows Server Availability
•    Mainframe Availability
•    Critical Application Availability
•    Data/Voice Connectivity Availability
•    Stability of Integration Hub API’s Supporting Critical Applications
•    Implementation of Critical Security Updates/Patches
•    Completion of Critical Batches
•    Authorizations
•    Account maintenance through self-service or Care Center Associate
•    Other IT services as needed
	Maintain 99.95% or greater Mainframe availability	M	Amended
	Maintain 99.95% or greater Unix & Linux Server availability	M	Amended
	Maintain 99.95% or greater Windows Server availability	M	Amended
	Maintain 99.95% availability for New Account systems to process all applications (SNAP)	M	Amended
	Maintain 99.99% Authorization System Availability for Co-Brand, uPLCC, and PLCC	M	Amended
	Maintain 99.95% transaction success of Account Center APIs	M	Added
	Maintain 99.9% Solution Builder (eCustomer Service) availability	M	Added
	Maintain 99.95% transaction success of IVR APIs	M	Added
	Maintain 99.95% transaction success of Customer Care APIs	M	Added
	Maintain 99.95% transaction success of Web Collections APIs	M	Added
	Maintain 99.95% availability of Web Collections	M	Added

Sixteenth Addendum to Appendix A of
Fourth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

Service	Performance Standard	Measuring Period	Amended/ Added

•    Provide IT Quality services as listed below:
•    Provide management of production defects
•    Maintain tracking of Critical and High defects
•    Maintain listing of critical applications supporting the Bank(s)
•    Maintain oversight of critical application performance
•    Provide monitoring of IT fixes implemented
•    Other IT Quality Services, as requested
	Maintain 99.5% availability of Alvaria	M	Added
	Maintain 99.95% availability of VCARS	M	Added
	Maintain 99.95% availability of Interactive Voice Response (IVR)	M	Added
	Maintain 99.95% availability of First Dispute	M	Added
	Maintain 99.9% availability of PLP (Rewards)	M	Added
	Maintain 99.9% availability of Financial Crime Risk Management (FCRM)	M	Added
	Maintain 99.95% availability of Account Center (Web)	M	Added
	Maintain 99.95% availability of Easy Pay	M	Added
	Maintain 99.95% transaction success of MLA APIs	M	Added
	Maintain 99.95% transaction success of Mobile App APIs	M	Added
	100% Non-monetary transactions posted on time	M	Added
	Maintain 99.5% Nautilus availability	M	Added
	Maintain 99.5% Fraud Detection Work Center availability	M	Added
	Maintain 99.95% Online System availability	M	Added
	Maintain 99.9% Defense Edge availability	M	Added
	Maintain 99.95% Fiserv RESTful Web Services availability	M	Added

Sixteenth Addendum to Appendix A of
Fourth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

2.    Deletions. Set forth below are a Service Description and Performance Standards which shall be deleted from Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Deleted
BSA/AML (CMSRV-Comenity Bank Comenity Capital Bank)
•    Support day-to-day functions of the Compliance function in the areas of BSA/AML/OFAC, to ensure all regulatory requirements are met.
•    Initiate review of Watch List Filtering, Suspicious Activity Monitoring, and OFAC alerts.
•    Support reporting for senior Bank management, committees and boards as requested.
•    Analyze account and customer activity to determine if Currency Transaction Reports (CTRs) are warranted.
•    Prepare and support CTRs reporting to senior bank management, committees and boards.
	N/A	N/A	Delete Service Description
Monthly Currency Transaction Reporting:
1. Report Currency Transaction Reports filed on behalf of the Bank.
2. Report Currency Transaction Reports filed outside of regulatory requirements or outside of applicable policy or procedural timing requirement.
		M	Deleted
FinCEN 314(a) Match and Subsequent Investigation Reporting:
1. Report the number of matches reported to FinCEN and number of accounts referred to the FIU for additional review.
2. Report any matches reported outside the deadline indicated by FinCEN in the information sharing request.
		M	Deleted

Sixteenth Addendum to Appendix A of
Fourth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

Information Technology Services/Outsourcing
•    Provide Information Technology services, platform, network, including telecommunications through a secure environment, which can be outsourced to third and fourth parties, including but not limited to:
•    Timely Incident Restoration
•    Unix/Linux Server Availability
•    Windows Server Availability
•    Mainframe Availability
•    Critical Application Availability
•    Data/Voice Connectivity Availability
•    Stability of Integration Hub API’s Supporting Critical Applications
•    Implementation of Critical Security Updates/Patches
•    Completion of Critical Batches
•    Authorizations
•    Account maintenance through self-service or Care Center Associate
•    Other IT services as needed

•    Provide IT Quality services as listed below:
•    Provide management of production defects
•    Maintain tracking of Critical and High defects
•    Maintain listing of critical applications supporting the Bank(s)
•    Maintain oversight of critical application performance
•    Provide monitoring of IT fixes implemented
•    Other IT Quality Services, as requested
Maintain 99.5% availability of critical distributed applications and related infrastructure	M	Deleted
Maintain 99.95% stability of Account Center APIs	M	Deleted
Maintain 99.95% stability of IVR APIs	M	Deleted
Maintain 99.95% stability of Customer Care APIs	M	Deleted
Maintain 99.95% stability of Web Collections APIs	M	Deleted

Sixteenth Addendum to Appendix A of
Fourth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

SECTION II: SERVICES AND PERFORMANCE STANDARDS APPLICABLE TO REVOLVING CREDIT CARDS

1.    Amendments and Additions. Set forth below are additional Performance Standards to existing Performance Standards and revisions to existing Service Descriptions, all of which shall be incorporated into Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Amended/ Added
Customer Communications
•    Produce and mail customer communication; including periodic statements and dunning letters, customer service correspondence, adverse action letters and change of terms notices.
•    Ensure accuracy and timeliness of customer communications.
	N/A	N/A	Amended Service Description
	Cardholder letters accurate 99.9% of the time	M	Added
	Cardholder statements accurate 99.9% of the time	M	Added
	100% of letters delivered to USPS on time	M	Added
Customer Service
•    Process all customer inquiries (received via telephone/mail/fax/electronic), including a toll free customer inquiry number.
•    Respond to billing inquiries, account disputes and adjustments, billing error resolution, provision of duplicate copies of billing documentation (as requested).
•    Serve as a liaison between customers and clients for communication of product/service disputes.
•    Provide call resolution support.
•    Timely fulfillment of Gift Card, eCertificate, Merchandise orders.
•    Timely posting of non-monetary transactions.
	N/A	N/A	Amended Service Description
	99% of Gift card orders shipped in 12 business days	M	Added
	95% of Gift card orders shipped in 6 business days	M	Added
	95% of Gift card eCert orders sent in 8 business hours	M	Added
	99% of Gift card eCert orders sent in 4 business days	M	Added
	99% of Merchandise instore pickup 4 days of order date	M	Added
	95% of Merchandise instore pickup 8 hours of order date	M	Added
	99% of Merchandise shipped 12 days of order date	M	Added
	99% of Merchandise shipped 12 days of order date	M	Added

Sixteenth Addendum to Appendix A of
Fourth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank